Commitments and contingencies	12 Months Ended
Dec. 31, 2019
Commitments and contingencies:
Commitments and contingencies:

16.  Commitments and contingencies:

(a) Contracts in the normal course of business:

The Company enters into contracts in the normal course of business, including for research and development activities, consulting and other services.

As at December 31, 2019, the Company has commitments for expenditures related to contracts for research and development activities of approximately $11,332 (approximately $6,785 as at December 31, 2018), of which $11,216 is due in 2020 and $116 is due in 2021.

(b)	Indemnity agreement:

The Company is potentially liable in relation to the following indemnity agreement:

In March 2017, the Company entered into a Share Purchase Agreement with Taro for the sale of the Company’s wholly-owned subsidiary Thallion, including all the rights to the drug candidate ShigamabTM. The Company agreed to indemnify Taro, subject to certain conditions and limitations, for losses which it may suffer or incur, arising out of any debts, liabilities, commitments or obligations of any nature resulting from any matters, actions, events, facts or circumstances related to the activities or affairs of Thallion, which occurred prior to the effective time of the Share Purchase Agreement. No indemnity provision has been recorded by the Company as at December 31, 2019 and 2018 for this matter as the Company does not expect to make any payments under this indemnity agreement.

(c)	License agreements and research collaborations:
(i)

In February 2017, BELLUS Health announced that it had obtained from NEOMED an exclusive worldwide license to develop and commercialize BLU‑5937 (refer to note 7). Under the terms of the agreement, the Company is committed to pay NEOMED a royalty on potential net sales-based future revenues from BLU‑5937, and in lieu of milestone payments, a certain portion of all other revenues received from BLU‑5937 in accordance with a pre-established schedule whereby the shared revenue portion decreases as the program progresses in development. No amount is payable as at December 31, 2019 and 2018 under this agreement.

(ii)

In the past the Company has entered into various agreements whereby future cash payments may be made based on criteria such as sales for certain legacy products. The Company has not recorded any provision on such agreements as the possibly for a payment is remote.

(d)	Consulting and services agreement:

The payments under the consulting and services agreement with Picchio International Inc. (Picchio International) (refer to note 17 (b)) will amount to $250 in 2020, plus the reimbursement of applicable expenses for services rendered under the agreement.

(e)	Letter of credit:

As at December 31, 2019, the Company is contingently liable for a letter of credit in the amount of $50 (2018 - $50). Cash is pledged under the letter of credit and is presented as non-current Other assets in the consolidated statement of financial position as at December 31, 2019.